Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

The Company performed an evaluation of subsequent events through the date of filing of these consolidated financial statements and determined that there were no material subsequent events which affected, or could affect, the amounts or disclosures in the consolidated financial statements other than the following:

On January 31, 2022, the Company, through its newly formed Delaware subsidiary, GameIQ Acquisition Corp., Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GameIQ, a California corporation, that is a developer of consumer gamification technologies for retail businesses. Under the terms of the Merger Agreement, the Company agreed to issue 600,000 restricted shares of its common stock with a fair value of $300,000 and issued promissory notes to Balazs Wellisch, President and co-founder, and Quentin Blackford, Director, of GameIQ, in the principal amounts of $78,813 and $62,101, respectively, bearing interest at 1% per annum, to repay loans by Mr. Wellisch and Mr. Blackford to GameIQ. Each note requires repayment in six equal biannual installments, with the first installment due on the six-month anniversary of the Closing Date as that term is defined in the Merger Agreement. Following the merger, GameIQ shall merge with and into the Company. In addition, Balazs Wellisch will become Chief Technology Officer of Restaurant.com, a subsidiary of the Company. The Merger Agreement closed on February 28, 2022. The closing price of the Company’s common stock was $0.50 per share on both January 31, 2022 and February 28, 2022. The Company will account for the acquisition as a business combination in accordance with ASC 805, Business Combinations. The Company has also determined that the acquisition does not qualify as significant acquisition under the guidance of SEC S-X Rules 3-05 and 1-02.

On March 22, 2021, the Company received loan proceeds of $1,025,535 pursuant to the Paycheck Protection Program (2nd draw), as described at Note 10. The note payable was scheduled to mature in March 2026, bore interest at the rate of 1% per annum, and was subject to the terms and conditions applicable to loans administered by the SBA under the CARES Act. The loan and accrued interest payable were forgivable provided the Company used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintained its payroll levels. Effective February 28, 2022, the Company received formal notice that the note payable, including accrued interest of $9,743, was forgiven. As a result, the gain from the forgiveness of the government assistance note payable aggregating $1,035,278 will be recognized in the statement of operations during the year ending December 31, 2022.

On February 28, 2022, the Company approved 321,433 shares of common stock to be issued to employees and the Board of Directors with an average price per share of $0.50 and fair value of the grant to be $161,717. The Company also approved 461,000 stock options to be issued to employees with an average exercise price of $1.25 and fair value of the grant to be $243,000.